Exhibit 99.1

Virtu Announces Fourth Quarter and Full Year 2019 Results

NEW YORK, NY, February 11, 2020  - Virtu Financial, Inc. (NASDAQ: VIRT), a leading provider of financial services and products that leverages cutting edge technology to deliver innovative, transparent trading solutions to its clients and liquidity to the global, today reported results for the fourth quarter and full year ended December 31, 2019.

Selected Highlights

Fourth Quarter 2019:

•	Net loss of $29.4 million driven by acquisition related costs; Normalized Adjusted Net Income[1] of $51.4 million
•	Basic and diluted loss per share of $0.16; Normalized Adjusted EPS[1] of $0.27
•	Total revenues of $403.3 million; Trading income, net of $228.7 million; Adjusted Net Trading Income[1] of $257.2 million
•	Adjusted EBITDA[1] of $114.6 million; Adjusted EBITDA Margin[1] of 44.6%
•	Increasing synergy guidance related to the ITG acquisition to the top of the target range

Full Year 2019:

•	Net loss of $103.7 million driven by acquisition related costs; Normalized Adjusted Net Income[1] of $185.7 million
•	Basic and diluted loss per share of $0.53; Normalized Adjusted EPS[1] of $0.96
•	Total revenues of $1,530.1 million; Trading income, net of $912.3 million; Adjusted Net Trading Income[1] of $974.7 million
•	Adjusted EBITDA[1] of $431.9 million; Adjusted EBITDA Margin[1] of 44.3%
•	Exceeded initial adjusted operating expense synergy targets related to the ITG acquisition

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on March 16, 2020 to shareholders of record as of March 2, 2020.

“I'm very pleased with the strong performance we delivered in the fourth quarter amidst the muted global trading environment. Our market making results were driven by our ongoing commitment to investing in technology, which also led to notable growth in our European and U.S. equities market making segment in both our customer and non-customer businesses. In our execution services business, we continue to integrate ITG, and our expense synergies realized to date have already exceeded our own initial expectations,” said Douglas A. Cifu, Chief Executive Officer.  “We believe there are significant growth opportunities ahead as we continue to add scale, market presence and execution capabilities that will add value to our clients' trading and investment processes. Our business is off to a strong start in 2020 and I'm excited for the opportunities ahead.”

Note 1: Non-GAAP financial measures. Please see "Non-GAAP Financial Measures and Other Items" for more information.

Financial Results

Fourth Quarter 2019:

Total revenues decreased 8.8% to $403.3 million for this quarter, impacted by muted volatility and volumes across global markets compared to $442.2 million for the same period in 2018 which was driven by high volatility in the markets. Trading income, net, decreased 37.6% to $228.7 million for this quarter, compared to $366.2 million for the same period in 2018. There was a net loss of $29.4 million for this quarter, driven by costs related to the ITG acquisition, compared to net income of $147.9 million for the same period in 2018.

Basic and diluted loss per share for this quarter was $0.16, compared to earnings per share of $0.75 and $0.74, respectively, for the same period in 2018.

Adjusted Net Trading Income decreased 14.0% to $257.2 million for this quarter, compared to $299.2 million for the same period in 2018. Adjusted EBITDA decreased 41.3% to $114.6 million for this quarter, compared to $195.1 million for the same period in 2018. Normalized Adjusted Net Income decreased 59.6% to $51.4 million for this quarter, compared to $127.2 million for the same period in 2018.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxes, Normalized Adjusted EPS was $0.27 for this quarter, compared to $0.67 for the same period in 2018.

Full Year 2019:

Total revenues decreased 18.6% to $1,530.1 million for this year, also impacted by lower volatility and volumes across global markets, compared to $1,878.7 million for 2018, which had high volatility in the first and fourth quarters. Trading income, net, decreased 28.0% to $912.3 million for this year, compared to $1,266.7 million for 2018. There was a net loss of $103.7 million for this year, driven by costs related to the ITG acquisition, compared to net income of $620.2 million for 2018.

Basic and diluted loss per share was $0.53 for 2019, compared to earnings per share of $2.82 and $2.78, respectively, for the same period in 2018.

Adjusted Net Trading Income decreased 4.5% to $974.7 million for this year, compared to $1,020.3 million for 2018. Adjusted EBITDA decreased 30.3% to $431.9 million for this year, compared to $620.0 million for 2018. Normalized Adjusted Net Income decreased 50.5% to $185.7 million for this year, compared to $375.0 million for 2018.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxes, Normalized Adjusted EPS was $0.96 for 2019, compared to $1.96 for 2018.

Operating Segment Information

The Company has two operating segments: Market Making and Execution Services; and one non-operating segment: Corporate.

Market Making principally consists of market making in the cash, futures and options markets across global equities, options, fixed income, currencies and commodities. As a market maker, the Company commits capital on a principal basis by offering to buy securities from, or sell securities to, broker dealers, banks and institutions.

Execution Services comprises agency-based trading and trading venues, offering execution services in global equities, options, futures and fixed income on behalf of institutions, banks and broker dealers. The Company also provides proprietary technology and infrastructure, workflow technology, and trading analytics services to select third parties. Legacy ITG’s operations are included within the Execution Services segment.

Corporate contains the Company's investments, principally in strategic trading-related opportunities, and maintains corporate overhead expenses.

The following tables show the trading income, net, total revenues and Adjusted Net Trading Income by segment for the three months and years ended December 31, 2019 and 2018.

Total revenues by segment

(in thousands, unaudited)

	Three Months Ended December 31, 2019				Three Months Ended December 31, 2018
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$228,104	$601	$—	$228,705	$365,964	$264	$—	$366,228
Commissions, net and technology services	6,312	132,340	—	138,652	6,927	38,581	—	45,508
Interest and dividends income	31,792	341	—	32,133	26,060	105	7	26,172
Other, net	841	718	2,223	3,782	923	454	2,961	4,338
Total Revenues	$267,049	$134,000	$2,223	$403,272	$399,874	$39,404	$2,968	$442,246

	Year Ended December 31, 2019				Year Ended December 31, 2018
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$908,328	$3,988	$—	$912,316	$1,265,866	$816	$—	$1,266,682
Commissions, net and technology services	23,526	475,018	—	498,544	28,813	155,526	—	184,339
Interest and dividends income	96,197	12,581	—	108,778	86,741	705	62	87,508
Other, net	4,022	2,320	4,102	10,444	3,055	339,286	(2,152)	340,189
Total Revenues	$1,032,073	$493,907	$4,102	$1,530,082	$1,384,475	$496,333	$(2,090)	$1,878,718

Reconciliation of trading income, net to Adjusted Net Trading Income by operating segment

(in thousands, unaudited)

	Three Months Ended December 31, 2019				Three Months Ended December 31, 2018
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$228,104	$601	$—	$228,705	$365,964	$264	$—	$366,228
Commissions, net and technology services	6,312	132,340	—	138,652	6,927	38,581	—	45,508
Interest and dividends income	31,792	341	—	32,133	26,060	105	7	26,172
Brokerage, exchange and clearance fees, net	(43,584)	(26,966)	—	(70,550)	(59,676)	(14,154)	—	(73,830)
Payments for order flow	(30,423)	(25)	—	(30,448)	(24,234)	(30)	—	(24,264)
Interest and dividends expense	(40,905)	(395)	—	(41,300)	(40,118)	(497)	—	(40,615)
Adjusted Net Trading Income	$151,296	$105,896	$—	$257,192	$274,923	$24,269	$7	$299,199

	Year Ended December 31, 2019				Year Ended December 31, 2018
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$908,328	$3,988	$—	$912,316	$1,265,866	$816	$—	$1,266,682
Commissions, net and technology services	23,526	475,018	—	498,544	28,813	155,526	—	184,339
Interest and dividends income	96,197	12,581	—	108,778	86,741	705	62	87,508
Brokerage, exchange and clearance fees, net	(175,633)	(109,135)	—	(284,768)	(242,847)	(58,932)	—	(301,779)
Payments for order flow	(102,035)	(85)	—	(102,120)	(74,518)	(127)	—	(74,645)
Interest and dividends expense	(145,782)	(12,257)	—	(158,039)	(140,120)	(1,694)	—	(141,814)
Adjusted Net Trading Income	$604,601	$370,110	$—	$974,711	$923,935	$96,294	$62	$1,020,291

Reconciliation of trading income, net to Adjusted Net Trading Income by category – Market Making segment

(in thousands, unaudited)

	Three Months Ended December 31, 2019				Three Months Ended December 31, 2018
	Global Equities	Global FICC, Options and Other	Unallocated (1)	Total Market Making	Global Equities	Global FICC, Options and Other	Unallocated (1)	Total Market Making
Trading income, net	$192,507	$35,597	$—	$228,104	$309,642	$54,562	$1,760	$365,964
Commissions, net and technology services	6,312	—	—	6,312	6,883	44	—	6,927
Brokerage, exchange and clearance fees, net	(34,672)	(8,912)	—	(43,584)	(45,679)	(12,878)	(1,119)	(59,676)
Payments for order flow	(30,423)	—	—	(30,423)	(24,234)	—	—	(24,234)
Interest and dividends, net	(7,519)	(1,594)	—	(9,113)	(12,401)	(2,312)	655	(14,058)
Adjusted Net Trading Income	$126,205	$25,091	$—	$151,296	$234,211	$39,416	$1,296	$274,923

	Year Ended December 31, 2019				Year Ended December 31, 2018
	Global Equities	Global FICC, Options and Other	Unallocated (1)	Total Market Making	Global Equities	Global FICC, Options and Other	Unallocated (1)	Total Market Making
Trading income, net	$730,215	$178,639	$(526)	$908,328	$1,013,728	$250,521	$1,617	$1,265,866
Commissions, net and technology services	23,554	(28)	—	23,526	28,583	230	—	28,813
Brokerage, exchange and clearance fees, net	(136,555)	(39,648)	570	(175,633)	(182,543)	(56,633)	(3,671)	(242,847)
Payments for order flow	(102,035)	—	—	(102,035)	(74,518)	—	—	(74,518)
Interest and dividends, net	(39,335)	(10,090)	(160)	(49,585)	(40,548)	(11,326)	(1,505)	(53,379)
Adjusted Net Trading Income	$475,844	$128,873	$(116)	$604,601	$744,702	$182,792	$(3,559)	$923,935

(1) Under our methodology for recording ‘Trading Income, Net’ in our condensed consolidated statements of comprehensive income, we recognize revenues based on the exit price of assets in accordance with applicable U.S. GAAP rules, and when we calculate Adjusted Net Trading Income for corresponding reporting periods, we start with trading income, net. By contrast, when we calculate Adjusted Net Trading Income by category, we recognize revenues on a daily basis, and as a result prices used in recognizing revenues may differ. Because we provide liquidity on a global basis, across asset classes and time zones, the timing of any particular Adjusted Net Trading Income calculation can defer or accelerate the amount in a particular asset class from one day to another, and, at the end of a reporting period, from one reporting period to another. The purpose of the Unallocated category is to ensure that Adjusted Net Trading Income by category sums to total Adjusted Net Trading Income, which can be reconciled to Trading Income, Net, calculated in accordance with GAAP. We do not allocate any resulting differences based on the timing of revenue recognition.

Financial Condition

As of December 31, 2019, Virtu had $773.3 million in cash, cash equivalents and restricted cash, and total long-term debt outstanding in an aggregate principal amount of $1,957.2 million.

Share Repurchase Program

The Virtu Financial, Inc. Board of Directors approved the share repurchase program for $50 million Class A common stock and common units of Virtu Financial LLC in February 2018 and subsequently expanded the program to $100 million in July 2018. The share repurchase program expired on September 30, 2019. Under the program, the Company repurchased approximately 2.6 million shares and units for approximately $65.9 million.

Earnings Conference Call Information

Virtu Financial will host a conference call to review its fourth quarter and full year 2019 financial performance today, February 11, at 8:30 a.m. ET. Members of the public may listen to the conference call through an audio webcast through the Investor Relations section of the firm’s website ir.virtu.com/investor-relations.

Website Information

We routinely post important information for investors on the Investor Relations section of our website, ir.virtu.com/investor-relations. We intend to use this website as a means of disclosing material information. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), we use the following non-GAAP measures of financial performance:

•	"Adjusted Net Trading Income", which is the amount of revenue we generate from our market making activities, or trading income, net, plus commissions, net and technology services, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange and clearance fees, net and payments for order flow. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our market making activities.

•	"EBITDA", which measures our operating performance by adjusting Net Income to exclude financing interest expense on our long-term borrowings, debt issue cost related to debt refinancing, depreciation and amortization, amortization of purchased intangibles and acquired capitalized software, and income tax expense, and "Adjusted EBITDA", which measures our operating performance by further adjusting EBITDA to exclude severance, reserve for legal matters, transaction advisory fees and expenses, termination of office leases, gain on sale of business, connectivity early termination, other, net, write-down of assets, share based compensation, charges related to share based compensation at IPO, Amended and Restated 2015 Management Incentive Plan, and charges related to share based compensation at IPO, and “Adjusted EBITDA Margin”, which compares Adjusted EBITDA to Adjusted Net Trading Income.

•	“Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items and other non-cash items, assuming that all vested and unvested non-voting common interest units in Virtu Financial LLC have been exchanged for shares of our Class A common stock, and applying an effective tax rate, which was between approximately 23% and 24%.

•	“Adjusted Operating Expenses”, which we calculate by adjusting total operating expenses to exclude severance, share based compensation, reserves for legal matters, termination of office leases, connectivity early termination and write-down of assets.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, and Normalized Adjusted EPS and Adjusted Operating Expenses are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. Additional information provided regarding the breakdown of Total Adjusted Net Trading Income by category is also a non-GAAP financial measure but is not used by the Company in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS differently, and as a result our measures of Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•	they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;
•	our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;
•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;
•	they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
•	they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and
•	they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income, cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except share and per share data)	2019	2018	2019	2018
Revenues:
Trading income, net	$228,705	$366,228	$912,316	$1,266,682
Interest and dividends income	32,133	26,172	108,778	87,508
Commissions, net and technology services	138,652	45,508	498,544	184,339
Other, net	3,782	4,338	10,444	340,189
Total revenues	403,272	442,246	1,530,082	1,878,718

Operating Expenses:
Brokerage, exchange and clearance fees, net	70,550	73,830	284,768	301,779
Payments for order flow	30,448	24,264	102,120	74,645
Communication and data processing	53,389	38,327	209,393	176,120
Employee compensation and payroll taxes	101,578	64,833	383,713	215,556
Interest and dividends expense	41,300	40,615	158,039	141,814
Operations and administrative	31,002	13,100	116,232	66,769
Depreciation and amortization	16,785	13,596	65,644	61,154
Amortization of purchased intangibles and acquired capitalized software	20,160	6,081	70,595	26,123
Termination of office leases	(37)	57	66,452	23,357
Debt issue cost related to debt refinancing	33,238	—	41,132	11,727
Transaction advisory fees and expenses	2,043	2,502	26,117	11,487
Charges related to share based compensation at IPO	—	—	—	24
Financing interest expense on long-term borrowings	30,190	16,264	121,859	71,800
Total operating expenses	430,646	293,469	1,646,064	1,182,355

Income (loss) before income taxes and noncontrolling interest	(27,374)	148,777	(115,982)	696,363
Provision for (benefit from) income taxes	2,045	841	(12,277)	76,171
Net income (loss)	$(29,419)	$147,936	$(103,705)	$620,192

Noncontrolling interest	11,691	(67,068)	45,110	(330,751)

Net income (loss) available for common stockholders	$(17,728)	$80,868	$(58,595)	$289,441

Earnings (loss) per share:
Basic	$(0.16)	$0.75	$(0.53)	$2.82
Diluted	$(0.16)	$0.74	$(0.53)	$2.78

Weighted average common shares outstanding
Basic	117,807,209	106,309,194	113,918,103	100,875,793
Diluted	117,807,209	106,970,415	113,918,103	102,089,139

Comprehensive income:
Net income (loss)	$(29,419)	$147,936	$(103,705)	$620,192
Other comprehensive income (loss)
Foreign exchange translation adjustment, net of taxes	(8,583)	1,037	(1,475)	(5,127)
Comprehensive income (loss)	$(38,002)	$148,973	$(105,180)	$615,065
Less: Comprehensive income (loss) attributable to noncontrolling interest	14,935	(67,517)	45,668	(328,697)
Comprehensive income (loss) available for common stockholders	$(23,067)	$81,456	$(59,512)	$286,368

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except percentages)	2019	2018	2019	2018
Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$228,705	$366,228	$912,316	$1,266,682
Commissions, net and technology services	138,652	45,508	498,544	184,339
Interest and dividends income	32,133	26,172	108,778	87,508
Brokerage, exchange and clearance fees, net	(70,550)	(73,830)	(284,768)	(301,779)
Payments for order flow	(30,448)	(24,264)	(102,120)	(74,645)
Interest and dividends expense	(41,300)	(40,615)	(158,039)	(141,814)
Adjusted Net Trading Income	$257,192	$299,199	$974,711	$1,020,291

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	(29,419)	147,936	(103,705)	620,192
Financing interest expense on long-term borrowings	30,190	16,264	121,859	71,800
Debt issue cost related to debt refinancing	33,238	—	41,132	11,727
Depreciation and amortization	16,785	13,596	65,644	61,154
Amortization of purchased intangibles and acquired capitalized software	20,160	6,081	70,595	26,123
Provision for income taxes	2,045	841	(12,277)	76,171
EBITDA	$72,999	$184,718	$183,248	$867,167

Severance	28,141	1,901	102,768	10,974
Reserve for legal matter	504	—	504	2,020
Transaction advisory fees and expenses	2,043	2,502	26,117	11,487
Termination of office leases	(37)	57	66,452	23,357
Connectivity early termination	—	—	—	7,062
Gain on sale of business	—	—	—	(335,210)
Other, net	(131)	(4,338)	2,147	(4,979)
Write-down of assets	—	—	—	3,239
Share based compensation	11,063	8,852	50,627	29,065
Charges related to share based compensation at IPO, Amended and Restated 2015 Management Incentive Plan	—	1,425	—	5,781
Charges related to share based compensation awards at IPO	—	—	—	24
Adjusted EBITDA	$114,582	$195,117	$431,863	$619,987

Selected Operating Margins
Net Income Margin (1)	(11.4)%	49.4%	(10.6)%	60.8%
EBITDA Margin (2)	28.4%	61.7%	18.8%	85.0%
Adjusted EBITDA Margin (3)	44.6%	65.2%	44.3%	60.8%

1 Calculated by dividing net income by Adjusted Net Trading Income.

2 Calculated by dividing EBITDA by Adjusted Net Trading Income.

3 Calculated by dividing Adjusted EBITDA by Adjusted Net Trading Income.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except share and per share data)	2019	2018	2019	2018
Reconciliation of Net Income to Normalized Adjusted Net Income
Net income (loss)	$(29,419)	$147,936	$(103,705)	$620,192
Provision (benefit) for (from) income taxes	2,045	841	(12,277)	76,171
Income (loss) before income taxes and noncontrolling interest	$(27,374)	$148,777	$(115,982)	$696,363
Amortization of purchased intangibles and acquired capitalized software	20,160	6,081	70,595	26,123
Debt issue cost related to debt refinancing	33,238	—	41,132	11,727
Severance	28,141	1,901	102,768	10,974
Reserve for legal matters	504	—	504	2,020
Transaction advisory fees and expenses	2,043	2,502	26,117	11,487
Termination of office leases	(37)	57	66,452	23,357
Connectivity early termination	—	—	—	7,062
Write-down of assets	—	—	—	3,239
Gain on sale of business	—	—	—	(335,210)
Other, net	(131)	(4,338)	2,147	(4,979)
Share based compensation	11,063	8,852	50,627	29,065
Charges related to share based compensation at IPO, Amended and Restated 2015 Management Incentive Plan	—	1,425	—	5,781
Charges related to share based compensation awards at IPO	—	—	—	24
Normalized Adjusted Net Income before income taxes	$67,607	$165,257	$244,360	$487,033
Normalized provision for income taxes (1)	16,226	38,009	58,646	112,018
Normalized Adjusted Net Income	$51,381	$127,248	$185,714	$375,015

Weighted Average Adjusted shares outstanding (2)	193,053,848	191,174,005	193,153,745	190,959,477

Normalized Adjusted EPS	$0.27	$0.67	$0.96	$1.96

(1) Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 24% for 2019 and 23% for 2018.

(2) Assumes that (1) holders of all vested and unvested Virtu Financial LLC Units (together with corresponding shares of Class C common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class A common stock on a one-for-one basis, and (2) holders of all Virtu Financial LLC Units (together with corresponding shares of Class D common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class B common stock on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B common stock into shares of Class A common stock on a one-for-one basis.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Financial Condition (Unaudited)

(in thousands, except share data)	December 31, 2019	December 31, 2018
Assets
Cash and cash equivalents	$732,164	$729,547
Cash and securities segregated under regulations and other	41,116	6,500
Securities borrowed	1,928,763	1,399,684
Securities purchased under agreements to resell	143,032	15,475
Receivables from broker-dealers and clearing organizations	1,375,823	1,101,449
Receivables from customers	103,531	—
Trading assets, at fair value	2,765,690	2,639,921
Property, equipment and capitalized software, net	116,089	113,322
Operating lease right-of-use assets	314,526	—
Goodwill	1,148,926	836,583
Intangibles (net of accumulated amortization)	529,638	83,989
Deferred taxes	214,671	200,359
Other assets	252,640	254,149
Total assets	9,666,609	7,380,978

Liabilities and equity
Liabilities
Short-term borrowings, net	73,486	15,128
Securities loaned	1,600,099	1,130,039
Securities sold under agreements to repurchase	340,742	281,861
Payables to broker-dealers and clearing organizations	883,989	567,441
Payables to customers	89,719	—
Trading liabilities, at fair value	2,497,958	2,475,395
Tax receivable agreement obligations	269,282	214,403
Accounts payable and accrued expenses and other liabilities	399,168	294,975
Deferred tax liabilities	—	—
Operating lease liabilities	365,364	—
Long-term borrowings, net	1,917,866	907,037
Total liabilities	8,437,673	5,886,279

Total equity	1,228,936	1,494,699

Total liabilities and equity	$9,666,609	$7,380,978

	As of December 31, 2019
	Interests	%
Ownership of Virtu Financial LLC Interests:
Virtu Financial, Inc. - Class A Common Stock and Restricted Stock Units	120,102,580	62.2%
Non-controlling Interests (Virtu Financial LLC)	72,978,918	37.8%
Total Virtu Financial LLC Interests	193,081,498	100.0%

About Virtu Financial, Inc.

Virtu is a leading financial services firm that leverages cutting-edge technology to provide execution services and data, analytics and connectivity products to its clients and deliver liquidity to the global markets. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology.  Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income and myriad other commodities.  In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the effect of the acquisition of Investment Technology Group, Inc. (“ITG”) on existing business relationships, operating results, and ongoing business operations generally; the significant costs and significant indebtedness that we have incurred in connection with the acquisition of ITG; the risk that we may encounter significant difficulties or delays in integrating the two businesses and the anticipated benefits, cost savings and synergies or capital release may not be achieved; the assumption of potential liabilities relating to ITG's business; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

CONTACT

Investor Relations

Deborah Belevan, CPA, IRC

Virtu Financial, Inc.

investor_relations@virtu.com

Media Relations

Andrew Smith

media@virtu.com

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